UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY

STATEMENT SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒             Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

You invested in TERADATA CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 4, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 4, 2021 8:00 A.M. Pacific Time
Virtually at: www.virtualshareholdermeeting.com/TDC2021

*

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

   Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Class II Nominees:

1a.	Lisa R. Bacus	For

1b.	Timothy C.K. Chou	For

1c.	John G. Schwarz	For

Class I Nominee:

1d.	Stephen McMillan	For

2.	An advisory (non-binding) vote to approve executive compensation.	For

3.	Approval of the amended and restated Teradata 2012 Stock Incentive Plan.	For

4.	Approval of the amended and restated Teradata Employee Stock Purchase Plan.	For

5.	Approval of the ratification of the appointment of the independent registered public accounting firm for 2021.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35963-P48843-Z78998

Source: Telephone proxy voting script (1-800-690-6903)

Dates: March 22, 2021 – May 3, 2021

Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

Press one to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the board of directors. Press two if you will not vote on each item individually.

[if press one]

Proposal voting. There are eight to vote on.

We are ready to accept your vote for proposal 1A. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1B. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1C. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1D. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 2. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 3. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 4. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 5. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting.

One moment while I log your ballot. A vote has been recorded for control number [__________]. Let me confirm.

You have voted [For/Against/Abstain] Proposal 1A.

You have voted [For/Against/Abstain] Proposal 1B.

You have voted [For/Against/Abstain] Proposal 1C.

You have voted [For/Against/Abstain] Proposal 1D.

You have voted [For/Against/Abstain] Proposal 2.

You have voted [For/Against/Abstain] Proposal 3.

You have voted [For/Against/Abstain] Proposal 4.

You have voted [For/Against/Abstain] Proposal 5.

If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction. Goodbye.

[if press two]

One moment while I log your ballot. A vote has been recorded for control number [__________]. Let me confirm. You have elected to vote as the board recommends. If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye.

Source: Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates: March 22, 2021 – May 3, 2021

Control # [                 ]    Sign Out    Language: [________]

TERADATA CORPORATION

Meeting Agenda	Learn Before You Vote	Attend a Meeting	Investor Education	Delivery Settings

2021 Annual Meeting

To be held Tuesday, May 4, 2021

Meeting Agenda

Not Voted

Vote by May 3, 2021 11:59 p.m. EDT

Documents to Review Before You Vote: [?]

[Proxy Statement	[Annual Report
(html)]	(html)]

[Request Printed Materials for this Meeting]

Proposal(s)

For holders as of Friday, March 5, 2021. Votes can be changed until the voting deadline.

Make your selections below, using the options on the right side of the page.

1A.	Election of Class II Director: Lisa R. Bacus Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain
1B.	Election of Class II Director: Timothy C.K. Chou Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain
1C.	Election of Class II Director: John G. Schwarz Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain
1D.	Election of Class I Director: Stephen McMillan Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain
2.	An advisory (non-binding) vote to approve executive compensation. Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain
3.	Approval of the amended and restated Teradata 2012 Stock Incentive Plan. Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain
4.	Approval of the amended and restated Teradata Employee Stock Purchase Plan. Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain
5.	Approval of the ratification of the appointment of the independent registered public accounting firm for 2021. Board Recommendation: For	[ ] For	[ ] Against	[ ] Abstain

CUSIP: 88076W	By clicking Submit Vote, I am hereby appointing a proxy.
[Submit Vote]

TERADATA CORPORATION

2021 Annual Meeting

To be held Tuesday, May 4, 2021

Voted

Thank you for voting!

Your selections for TERADATA CORPORATION Control # XXXXXXXXXXXX9584 have been submitted successfully

[Print My Voting Choices]                    [Back to Agenda]

More options for this meeting

[Sign up for email	[Attend a Virtual
Delivery]	Meeting]

TERADATA CORPORATION

Meeting Agenda	Learn Before You Vote	Attend a Meeting	Investor Education	Delivery Settings

2021 Annual Meeting

To be held Tuesday, May 4, 2021

Documents to Help You Learn Before You Vote [?]

Be more informed before making your vote count. Download and read these helpful documents to learn more about the proposals we’re asking our shareholders to vote on.

[Proxy Statement (html)]                    [Annual Report (html)]

[Request Printed Materials for this Meeting]

Appointee Designation

TERADATA CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR TERADATA’S 2021 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Stephen McMillan, Mark Culhane and Margaret A. Treese, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s Virtual Annual Meeting of Stockholders to be held at www.virtualshareholdermeeting.com/TDC2021 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors) on May 4, 2021, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company’s 401(k) plan (the “Teradata Savings Plan”) and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the Notice of the 2021 Annual Meeting of Stockholders and accompanying Proxy Statement and hereby revokes any previously granted proxy that relates to the aforementioned Annual Meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2021 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.